                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2001

                               INTELLIREADY, INC.
               (Exact name of registrant as specified in charter)


             COLORADO                       0-22349               84-1502078
  (State or other jurisdiction          (Commission File         (IRS Employer
of incorporation or organization)           Number)          Identification No.)



                            1390 SOUTH POTOMAC STREET
                                    SUITE 136
                             AURORA, COLORADO 80012
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 755-2400

ITEM 9. DISCLOSURE PURSUANT TO REGULATION FD.

The Company's backlog of signed contracts not fulfilled as of December 20, 2000 was approximately $800,000.


         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IntelliReady, Inc
                                                  (Registrant)


Date: February 1, 2001                  /s/ Scott B. Campbell
                                        ----------------------------------------
                                            (Signature)

                                        Scott B. Campbell, President and CEO